SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                                  October 6, 1997

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                           TROPIC COMMUNICATIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-14361                                         31-1166419
(Commission File Number)                           (IRS Employer I.D. Number)


                     3021 Bethel Road, Suite 208, Columbus, Ohio 43220
                  (Address of Principal Executive Offices, incl. Zip Code)

Registrant's telephone number, incl. Area code:  614-538-0660





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Item 5.  Other Events.

         On October 6, 1997, Tropic Communications, Inc., a Delaware corporation (the "Company"), filed an amendment to its articles of incorporation with the following changes:

         (i) change the name of the corporation from Tropic Communications, Inc. to Tropic Air Cargo, Inc.;

        (ii) change of par value of common stock from fifteen cents ($.15) per share to ($.90) per share, 50,000,000 shares authorized; and

       (iii) amend Article Ninth to comport to the U.S. citizen ownership and management requirements of the Federal aviation laws, as the same may be amended from time to time.

         As a result of the change in par value of the Company's common stock the 33,478,566 shares $.15 par value common stock issued and outstanding prior to the amendment were changed into 5,579,761 shares of $.90 par value common stock ( a 1-for-6 reverse split). This amendment does not require a mandatory surrender and exchange of certificates, and certificates evidencing the pre-amendment shares remain as validly issued and outstanding shares of the common stock of the Company. The post-amendment shares will have the same character and bear the same restrictions (if any) as the pre-amendment shares. New ninety cent ($.90) par value shares will be issuable as a result of the amendment and when issued in exchange for fifteen cent ($.15) par value shares will be rounded down to the nearest whole share, thus no fractional common shares will be issuable as a result of the amendment.

         The board of directors of the Company approved an amendment to the By-Laws of the Company as follows:

         (i) to change the fiscal year of the Company from beginning on May 1 of each calendar year to beginning on January 1, of each calendar year.

        (ii) to change the date of the annual meeting of shareholders from the last Thursday of October of each calendar year to the last Thursday of June of each calendar year.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.  N/A

(b)      Pro Forma Financial Information.  N/A

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(c) Exhibits. The following exhibits are filed as exhibits to the Form 8-K.

         3.8 Certificate of Amendment to Articles of Incorporation of the Tropic Communications, Inc. filed with the Secretary of State of the State of Delaware on October 6, 1997.

         3.9 Certificate of Incorporation for Tropic Air Cargo, Inc. dated Oct-ober 6, 1997.

        3.10 Amended and Restated By-Laws of the Tropic Air Cargo, Inc. dated October 6, 1997.

Item 8.  Change in Fiscal Year.

         On October 6, 1997 the Company determined it would change its fiscal year from beginning on May 1 of each calendar year to beginning on January 1, of each calendar year. The Company will file its reports during the transition period as follows:

          (i) file Form 10-Q on the basis of old fiscal year for the quarter ended October 31, 1997 within 45 days of the end of the fiscal quarter;

         (ii) file Form 10-K covering the transition period from May 1, 1997 through December 31,1997 within 90 days from the date of the close of the transition period; and,

        (iii) file quarterly and annual reports on the basis of the new fiscal year commencing with the quarter ending March 31, 1998.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:   October 17, 1997             TROPIC COMMUNICATIONS, INC.

                                      By: /s/ Scott Villanueva
                                          Scott Villanueva, Secretary